Exhibit (e)(3)

DISTRIBUTION AGREEMENT

EXHIBIT A

AMENDED as of June 17, 2011

Portfolios of the Trust

WISDOMTREE CURRENCY INCOME FUNDS

WisdomTree Dreyfus Brazilian Real Fund

WisdomTree Dreyfus Chinese Yuan Fund

WisdomTree Dreyfus Emerging Currency Fund

WisdomTree Dreyfus Euro Fund

WisdomTree Dreyfus Indian Rupee Fund

WisdomTree Dreyfus Japanese Yen Fund

WisdomTree Dreyfus New Zealand Dollar Fund

WisdomTree Dreyfus South African Rand Fund

WisdomTree Dreyfus Commodity Currency Fund

WISDOMTREE DOMESTIC EQUITY FUNDS

WisdomTree Total Dividend Fund

WisdomTree Equity Income Fund

WisdomTree Dividend ex-Financials Fund

WisdomTree LargeCap Dividend Fund

WisdomTree MidCap Dividend Fund

WisdomTree SmallCap Dividend Fund

WisdomTree Total Earnings Fund

WisdomTree Earnings 500 Fund

WisdomTree MidCap Earnings Fund

WisdomTree SmallCap Earnings Fund

WisdomTree LargeCap Value Fund

WisdomTree LargeCap Growth Fund

WisdomTree Managed Futures Strategy Fund

WISDOMTREE INTERNATIONAL EQUITY FUNDS

WisdomTree DEFA Fund

WisdomTree DEFA Equity Income Fund

WisdomTree International Hedged Equity Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree Global Equity Income Fund

WisdomTree Japan Total Dividend Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree Global ex-U.S. Growth Fund

WisdomTree Asia-Pacific ex-Japan Fund

WisdomTree Australia Dividend Fund

WisdomTree Emerging Markets Equity Income Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Middle East Dividend Fund

WisdomTree India Earnings Fund

WisdomTree Global Real Return Fund

WISDOMTREE INTERNATIONAL SECTOR FUNDS

WisdomTree Commodity Country Equity Fund Fund

WisdomTree Global Natural Resources Fund

WisdomTree Global ex-U.S. Utility Fund

WisdomTree Global ex-U.S. Real Estate Fund

FIXED INCOME FUNDS

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Asia Local Debt Fund

Total Number of Funds: 47

Wisdom Tree Trust	ALPS Distributors, Inc.

By: /s/ Jonathan Steinberg	By: /s/ Thomas A. Carter

Name: Jonathan Steinberg	Name: Thomas A. Carter

Title: President	Title: President

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